UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 2, 2005

Date of report (Date of earliest event reported)

TTM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

WASHINGTON

(State or other jurisdiction of incorporation)

0-31285	91-1033443
(Commission File Number)	(IRS Employer Identification Number)

2630 SOUTH HARBOR BOULEVARD

SANTA ANA, CALIFORNIA

92704

(Address of Principal Executive Offices) (Zip Code)

(714) 327-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On May 2, 2005, the registrant issued a press release setting forth its first quarter 2005 earnings.  A copy of the registrants’ press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein.

The information in this report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligation to release any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this report is available on our website located at www.ttmtech.com, although we reserve the right to discontinue that availability at any time.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

This Current Report on Form 8-K is being filed pursuant to Item 5.02(b).  Jeffrey W. Goettman has resigned as Chairman of the Board and a member of the board of directors of the Company, effective May 2, 2005.

Item 9.01.              Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.
	Exhibit 99.1.	Press Release from the registrant, dated May 2, 2005, entitled “TTM Technologies, Inc. Reports First Quarter 2005 Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: May 2, 2005	By:	/s/ Stacey M. Peterson
Stacey M. Peterson
Chief Financial Officer

EXHIBIT INDEX

99.1                           Press release from the registrant, dated May 2, 2005, entitled “TTM Technologies, Inc. Reports First Quarter of 2005 Results”.